UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 14, 2018

ZIMMER BIOMET HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-16407	13-4151777
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

345 East Main Street

Warsaw, Indiana 46580

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (574) 267-6131

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01Entry into a Material Definitive Agreement.

On December 14, 2018, Zimmer Biomet Holdings, Inc. (the “Company”) entered into a term loan credit agreement, as described below.

The Credit Agreement, dated as of December 14, 2018 (the “2018 Credit Agreement”), is a two-year unsecured multi-draw term loan facility for the Company in the principal amount of $900.0 million (the “2018 Term Facility”) among the Company, Bank of America, N.A., as Administrative Agent, and the lenders named therein. The proceeds of borrowings under the 2018 Term Facility may be used for general corporate purposes and to refinance existing debt.

On December 14, 2018, the Company borrowed $675.0 million under the 2018 Term Facility and utilized those borrowings: (i) to repay the full $295.0 million balance of the term loan (“U.S. Term Loan A”) outstanding under the Credit Agreement, dated as of May 29, 2014, originally among the Company, certain of its subsidiaries, JPMorgan Chase Bank, N.A., as General Administrative Agent, JPMorgan Chase Bank, N.A., Tokyo Branch, as Japanese Administrative Agent, J.P. Morgan Europe Limited, as European Administrative Agent, and the lenders from time to time party thereto (the “2014 Credit Agreement”);  (ii) to repay $375.0 million of the $600.0 million balance of the term loan (“U.S. Term Loan B”) outstanding under the Credit Agreement, dated as of September 30, 2016, among the Company, certain of its subsidiaries, JPMorgan Chase Bank, N.A., as General Administrative Agent, JPMorgan Chase Bank, N.A., Tokyo Branch, as Japanese Administrative Agent, J.P. Morgan Europe Limited, as European Administrative Agent, and the lenders named therein; and (iii) for general corporate purposes and transaction costs.  The Company intends to borrow the remaining available funds of $225.0 million under the 2018 Credit Agreement in January 2019 to repay the then-remaining balance of U.S. Term Loan B.

Borrowings under the 2018 Credit Agreement will bear interest at floating rates based upon, for Eurodollar-indexed loans, LIBOR for the applicable interest period plus a margin of 0.875% per annum, or for non-Eurodollar-indexed loans, an alternate base rate plus a margin of 0.0%.

The 2018 Credit Agreement contains customary affirmative and negative covenants and events of default for an unsecured financing arrangement, including, among other things, limitations on consolidations, mergers and sales of assets. The 2018 Credit Agreement also requires that the Company maintain a consolidated indebtedness to consolidated EBITDA ratio of no greater than 4.5 to 1.0 as of the last day of any period of four consecutive fiscal quarters.  If the Company does not maintain Investment Grade Standing (as defined in the 2018 Credit Agreement), additional restrictions would result, including restrictions on investments and payment of dividends.

The foregoing description of the 2018 Credit Agreement is qualified in its entirety by reference to the full text of the 2018 Credit Agreement, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.  In the ordinary course of business, certain of the lenders under the 2018 Credit Agreement and their affiliates have provided, and may in the future provide, investment banking, commercial banking, cash management, foreign exchange or other financial services to the Company for which they have received, and may in the future receive, compensation.

Item 1.02Termination of a Material Definitive Agreement.

In connection with the repayment in full of the outstanding balance of U.S. Term Loan A on December 14, 2018, the 2014 Credit Agreement and all related loan documents were terminated and are of no further force or effect (except with respect to any obligations and provisions that survive the termination thereof).

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure required by this Item is included in Item 1.01, which is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)     Exhibits

Exhibit No.	Description
10.1	Credit Agreement, dated as of December 14, 2018, among the Company, Bank of America, N.A., as Administrative Agent, and the lenders from time to time party thereto.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 regarding the Company’s intended future borrowing and use of proceeds under the 2018 Term Facility.  Forward-looking statements may be identified by the use of forward-looking terms such as “intends,” “may,” “will,” “expects,” “believes,” “anticipates,” “plans,” “estimates,” “projects,” “assumes,” “guides,” “targets,” “forecasts,” “sees,” “seeks,” “should,” “could” and similar expressions or the negatives of such terms or other variations on such terms or comparable terminology.  All statements other than statements of historical or current fact are, or may be deemed to be, forward-looking statements.  Such statements are based upon the current beliefs and expectations of management and are subject to significant risks, uncertainties and changes in circumstances that could cause actual outcomes and results to differ materially.  For a list and description of some of such risks, uncertainties and changes in circumstances, see the Company’s filings with the Securities and Exchange Commission (the “SEC”).  These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in the Company’s filings with the SEC.  Forward-looking statements speak only as of the date they are made, and the Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.  Readers of this Current Report on Form 8-K are cautioned not to rely on these forward-looking statements, since there can be no assurance that these forward-looking statements will prove to be accurate.  This cautionary statement is applicable to all forward-looking statements contained in this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 20, 2018	ZIMMER BIOMET HOLDINGS, INC.

	By:	/s/ Chad F. Phipps
	Name:	Chad F. Phipps
	Title:	Senior Vice President, General Counsel and Secretary